Exhibit 33.2

MANAGEMENT’S ASSERTION OF COMPLIANCE

Management of the Trust & Agency Services department of Deutsche Bank National Trust Company and Deutsche Bank Trust Company Americas (collectively the “Company”) is responsible for assessing the servicing criteria set forth in Item 1122(d) of Regulation AB promulgated by the Securities and Exchange Commission to determine which criteria are applicable to the Company in respect of the servicing platform described below. Management has determined that the servicing criteria are applicable in regard to the servicing platform as of and for the period as follows:

Platform: Publicly-issued (i.e., transaction-level reporting required under the Securities Exchange Act of 1934, as amended) and certain privately-issued (i.e., for which transaction-level reporting is required pursuant to contractual obligation) residential mortgage-backed securities, commercial mortgage-backed securities and other asset-backed securities issued on or after January 1, 2006, for which the Company provides trustee, certificate administrator, securities administration, paying agent or custodian services, as defined in the transaction agreements, excluding publicly-issued securities sponsored or issued by any government sponsored entity (the “Platform”) (see Appendix A).

Applicable Servicing Criteria: All servicing criteria set forth in Item 1122(d), to the extent required by Item 1122(d) servicing criteria in regards to the activities performed by the Company with respect to the Platform as to any transaction, except for the following criteria: 1122(d)(4)(iv) – 1122(d)(4)(xiv), which management has determined are not applicable to the activities the Company performs with respect to the Platform (the “Applicable Servicing Criteria”). With respect to Applicable Servicing Criteria 1122(d)(1)(ii), 1122(d)(1)(iii), 1122(d)(2)(iii) and 1122(d)(4)(iii) there were no activities performed during the year ended December 31, 2020 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
Period: Year ended December 31, 2020 (the “Period”).

Management's interpretation of Applicable Servicing Criteria: The Company’s management has determined that servicing criterion 1122(d)(1)(iii) is applicable only with respect to its continuing obligation to act as, or locate a, successor servicer under the circumstances referred to in certain transaction agreements. It is management's interpretation that the Company has no other active back-up servicing responsibilities in regards to servicing criterion 1122(d)(1)(iii) as of and for the Period. The Company’s management has determined that servicing criterion 1122(d)(1)(v) is applicable only to the activities the Company performs related to the mathematically accurate aggregation of information received from servicers and the accurate conveyance of such information within reports to investors. The Company’s management has determined that servicing criterion 1122(d)(4)(iii) is applicable to the activities the Company performs with respect to the Platform only as it relates to the Company’s obligation to report additions, removals or substitutions on reports to investors in accordance with the transaction agreements.

With respect to the Platform as of and for the Period, the Company’s management provides the following assertion of compliance with respect to the Applicable Servicing Criteria:

•	The Company’s management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

•
The Company’s management has assessed compliance with the Applicable Servicing Criteria. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

•	Based on such assessment, the Company has complied, in all material respects with the Applicable Servicing Criteria.

Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assertion of compliance with the Applicable Servicing Criteria as of and for the Period.

DEUTSCHE BANK NATIONAL TRUST COMPANY

	By:	/s/ David Co
Name: David Co
Its: Director

	By:	/s/ Matt Bowen
Name: Matt Bowen
Its: Managing Director

	By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Its: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ David Co
Name: David Co
Its: Director

	By:	/s/ Christopher Corcoran
Name: Christopher Corcoran
Its: Director

Dated: February 26, 2021

Appendix A

Asset‐Backed Transactions and Securities Constituting the Platform ‐ MBS Deals

Deal ID	Deal Name	Series
AA0601	Aames Mortgage Investment Trust	2006‐1
AB07O1	Alliance Bancorp Trust	2007‐OA1
AC0601	Accredited Mortgage Loan Trust	2006‐1
AC0602	Accredited Mortgage Loan Trust	2006‐2
AC0701	Accredited Mortgage Loan Trust	2007‐1
AG0601	Aegis Asset Backed Securities Trust	2006‐1
AH0601	American Home Mortgage Investment Trust	2006‐1
AH0602	American Home Mortgage Investment Trust	2006‐2
AH0603	American Home Mortgage Investment Trust	2006‐3
AH06A1	American Home Mortgage Assets	2006‐1
AH06A2	American Home Mortgage Assets Trust	2006‐2
AH06A5	American Home Mortgage Assets	Series 2006‐5
AH06A6	American Home Mortgage Assets	Series 2006‐6
AH0701	American Home Mortgage Investment Trust	2007‐1
AH0702	American Home Mortgage Investment Trust	2007‐2
AH07A1	American Home Mortgage Assets Trust	2007‐1
AH07A2	American Home Mortgage Assets	2007‐2
AH07A3	American Home Mortgage Assets 2007‐3	Series 2007‐3
AH07A4	American Home Mortgage Assets	Series 2007‐4
AH07A5	American Home Mortgage Assets	Series 2007‐5
AQ0601	Ameriquest Mortgage Securities, Inc.	2006‐R1
AQ0602	Ameriquest Mortgage Securities, Inc.	2006‐R2
AQ06M3	Ameriquest Mortgage Securities, Inc.	2006‐M3
AR0601	Argent Securities Inc.	2006‐W1
AR0602	Argent Securities Inc.	2006‐W2
AR0603	Argent Securities Inc.	2006‐W3
AR0604	Argent Securities Inc.	2006‐W4
AR0605	Argent Securities Inc.	2006‐W5
AR06M1	Argent Securities Inc.	2006‐M1
AR06M2	Argent Securities Inc.	2006‐M2
BA15SK	SFAVE Commercial Mortgage Securities Trust	2015‐5AVE
BC0601	Securitized Asset Backed Receivables LLC Trust	2006‐WM3
BC06F4	Securitized Asset Backed Receivables LLC Trust	2006‐FR4
BC06W4	Securitized Asset Backed Receivables LLC Trust	2006‐WM4
BC0701	BCAP LLC Trust	2007‐AA1
BC0702	BCAP LLC Trust	2007‐AA2
BC0703	BCAP LLC Trust	2007‐AA3
BC0704	BCAP LLC Trust	2007‐AA4
BC0705	BCAP LLC Trust	2007‐AB1
BC07B1	Securitized Asset Backed Receivables LLC Trust	2007‐BR1
BC07B2	Securitized Asset Backed Receivables LLC Trust	2007‐BR2
BC07B3	Securitized Asset Backed Receivables LLC Trust	2007‐BR3
BC07B4	Securitized Asset Backed Receivables LLC Trust	2007‐BR4
BC07B5	Securitized Asset Backed Receivables LLC Trust	2007‐BR5
BC07C1	Securitized Asset Backed Receivables LLC Trust	2007‐NC1
BC07C2	Securitized Asset Backed Receivables LLC Trust	2007‐NC2
BC07E1	Equifirst Loan Securitization Trust	2007‐1
BC07H1	Securitized Asset Backed Receivables LLC Trust	2007‐HE1

CD07C5	CD	2007‐CD5
CI1423	Citigroup Commercial Mortgage Trust	2014‐GC23
CI1425	Citigroup Commercial Mortgage Trust	2014‐GC25
CI14F1	CG‐CCRE Commercial Mortgage Trust	2014‐FL1
CI14F2	CG‐CCRE Commercial Mortgage Trust	2014‐FL2
CI1527	Citigroup Commercial Mortgage Trust	2015‐GC27
CI1529	Citigroup Commercial Mortgage Trust	2015‐GC29
CI1531	Citigroup Commercial Mortgage Trust	2015‐GC31
CI1533	Citigroup Commercial Pass‐Through Certificates	Series 2015‐GC33
CI1535	Citigroup Commercial Pass‐Through Certificates	Series 2015‐GC35
CI15P1	Citigroup Commercial Mortgage Trust	2015‐P1
CI15SM	CGBAM Commercial Mortgage Trust	2015‐SMRT
CI1637	Citigroup Commercial Mortgage Trust	2016‐GC37
CI16C1	Citigroup Commercial Mortgage Trust	2016‐C1
CI16C2	Citigroup Commercial Mortgage Trust	2016‐C2
CI16C3	Citigroup Commercial Mortgage Trust	2016‐C3
CI16P4	Citigroup Commercial Mortgage Trust	2016‐P4
CI16P5	Citigroup Commercial Mortgage Trust	2016‐P5
CI16P6	Citigroup Commercial Mortgage Trust	2016‐P6
CI17B1	Citigroup Commercial Mortgage Trust	2017‐B1
CI17P7	Citigroup Commercial Mortgage Trust	2017‐P7
DB06G1	Ace Securities Corp. Home Equity Loan Trust	2006‐GP1
DB07C9	COMM	2007‐C9
DB11L2	DBUBS	2011‐LC2
DB12C3	COMM	2012‐CCRE3
DB12L4	COMM	2012‐LC4
DB12LT	COMM	2012‐LTRT
DB12VT	VNDO	2012‐6AVE
DB1311	COMM	2013‐CCRE11
DB1313	COMM	2013‐LC13
DB133P	COMM	2013‐300P
DB13BW	BWAY	2013‐1515
DB13C6	COMM	2013‐CCRE6
DB13C8	COMM	2013‐CCRE8
DB13C9	COMM	2013‐CCRE9
DB13CC	COMM	2013‐CCRE13
DB13SF	COMM	2013‐SFS
DB1414	COMM	2014‐CCRE14
DB1417	COMM	2014‐CCRE17
DB14AR	DBCCRE	2014‐ARCP
DB14U2	COMM	2014‐UBS2 Mortgage Trust
DB14U4	COMM	2014‐UBS4
DB1521	COMM	2015‐LC21
DB1522	COMM	2015‐CCRE22
DB1525	COMM	2015‐CCRE25
DB15LC	DBWF	2015‐LCM
DB1678	COMM	2016‐787S
DB1685	DBWF	2016‐85T
DB16D2	COMM	2016‐DC2
DB16SF	DBJPM	2016‐SFC
FF0603	FFMLT Trust	2006‐FF3
FF0604	FFMLT Trust	2006‐FF4

FF0606	FFMLT Trust	2006‐FF6
FF0613	FFMLT Trust	2006‐FF13
FF06F1	First Franklin Mortgage Loan Trust	2006‐FF1
FF06F5	First Franklin Mortgage Loan Trust	2006‐FF5
FF06F7	First Franklin Mortgage Loan Trust	2006‐FF7
FF06FB	FFMLT Trust	2006‐FF11
FF07S1	FFMLT Trust	2007‐FFB‐SS
GC0613	HarborView Mortgage Loan Trust	2006‐13
GC0614	HarborView Mortgage Loan Trust	2006‐14
GC06B1	HarborView Mortgage Loan Trust	2006‐BU1
GC06D1	DSLA Mortgage Pass‐Through Certificates	2006‐AR1
GC06D2	DSLA Mortgage Pass‐Through Certificates	2006‐AR2
GC06E1	Soundview Home Loan Trust	2006‐EQ1
GC06E2	Soundview Home Loan Trust	2006‐EQ2
GC06F1	Fremont Home Loan Trust	2006‐1
GC06F2	Fremont Mortgage Loan Trust	2006‐2
GC06F3	Fremont Home Loan Trust	2006‐3
GC06H2	HarborView Mortgage Loan Trust	2006‐2
GC06H3	HarborView Mortgage Loan Trust	2006‐3
GC06H5	HarborView Mortgage Loan Trust	2006‐5
GC06H6	HarborView Mortgage Loan Trust	Series 2006‐6
GC06H7	HarborView Mortgage Loan Trust	Series 2006‐7
GC06H8	HarborView Mortgage Loan Trust	Series 2006‐8
GC06H9	HarborView Mortgage Loan Trust	2006‐9
GC06O1	Soundview Home Loan Trust	2006‐OPT1
GC06O2	Soundview Home Loan Trust	2006‐OPT2
GC06O3	Soundview Home Loan Trust	2006‐OPT3
GC06O4	Soundview Home Loan Trust	2006‐OPT4
GC06O5	Soundview Home Loan Trust	2006‐OPT5
GC06S1	Soundview Home Loan Trust	2006‐1
GC06S2	Soundview Home Loan Trust	2006‐2
GC06S3	Soundview Home Loan Trust	2006‐3
GC06SA	Soundview Home Loan Trust	2006‐A
GC06W1	Soundview Home Loan Trust	2006‐WF1
GC06W2	Soundview Home Loan Trust	2006‐WF2
GC06X1	HarborView Mortgage Loan Trust	2006‐SB1
GC06Z8	First Franklin Mortgage Loan Trust	2006‐FF8
GC06ZA	First Franklin Mortgage Loan Trust	2006‐FF16
GC070A	RBSGC Mortgage Loan Trust	2007‐A
GC070B	RBSGC Mortgage Loan Trust	2007‐B
GC071W	Soundview Home Loan Trust	2007‐WMC1
GC07D1	DSLA Mortgage Pass‐Through Certificates	2007‐AR1
GC07H2	HarborView Mortgage Loan Trust	2007‐2
GC07H4	HarborView Mortgage Loan Trust	Series 2007‐4
GC07H5	HarborView Mortgage Loan Trust	Series 2007‐5
GC07H6	HarborView Mortgage Loan Trust 2007‐6	MBS 0
GC07H7	HarborView Mortgage Loan Trust 2007‐7	MBS 0
GC07S1	Soundview Home Loan Trust	2007‐1
GC07V1	Soundview Home Loan Trust	2007‐NS1
GS0602	GSAA Trust	2006‐2
GS0604	GSAA Trust	2006‐4
GS0607	GSAA Trust	2006‐7

GS0608	GSAA Trust	2006‐8
GS0610	GSAA Trust	2006‐10
GS0611	GSAA Trust	2006‐11
GS0613	GSAA	2006‐13
GS0615	GSAA	2006‐15
GS0616	GSAA	2006‐16
GS0617	GSAA Trust	2006‐17
GS0618	GSAA Trust	2006‐18
GS061S	GSAA Trust	2006‐S1‐1 (Group 1)
GS062S	GSAMP Trust	2006‐S2
GS063S	GSAMP Trust	2006‐S3
GS064S	GSAMP Trust	2006‐S4
GS065S	GSAMP Trust	2006‐S5
GS066S	GSAMP Trust	2006‐S6
GS06C2	GSAMP Trust	2006‐NC2
GS06F1	GSAMP Trust	2006‐FM1
GS06F2	GSAMP Trust	2006‐FM2
GS06F3	GSAMP Trust	2006‐FM3
GS06G1	Greenpoint Mortgage Funding Trust	2006‐OH1
GS06H1	GSAMP Trust	2006‐HE1
GS06L1	GSAMP Trust	2006‐S1
GS06O1	GSR Trust	2006‐OA1
GS0702	GSAA Trust	2007‐2
GS0704	GSAA Trust	2007‐4
GS0705	GSAA Trust	2007‐5
GS0706	GSAA Trust	2007‐6
GS071H	GSAMP Trust	2007‐HSBC1
GS071S	GSAA Trust	2007‐S1
GS07A1	GSR	2007‐AR1
GS07A2	GSR Trust	2007‐AR2
GS07F1	GSAMP Trust	2007‐FM1
GS07F2	GSAMP Trust	2007‐FM2
GS07H1	GSR Trust	2007‐HEL1
GS07O1	GSR Trust	2007‐OA1
GS07O2	GSR	2007‐OA2
GS07T1	STARM Mortgage Loan Trust	2007‐1
GS07T4	STARM	2007‐4
GS11C5	GS Mortgage Securities Trust	2011‐GC5
GS12C7	GS Mortgage Securities Corporation II	2012‐GCJ7
GS1312	GS Mortgage Securities Corporation II	2013‐GCJ12
GS1314	GS Mortgage Securities Corporation II	2013‐GCJ14
GS1418	GS MORTGAGE SECURITIES CORPORATION II	2014‐GC18
GS1422	GS MORTGAGE SECURITIES CORPORATION II	2014‐GC22
HB0601	HSI Asset Securitization Corporation Trust	2006‐OPT1
HB0602	HSI Asset Securitization Corporation Trust	2006‐OPT2
HB0603	HSI Asset Securitization Corporation Trust	2006‐OPT3
HB0604	HSI Asset Securitization Corporation Trust	2006‐OPT4
HB06C1	HSI Asset Securitization Corporation Trust	2006‐NC1
HB06H1	HASCO	2006‐HE1
HB06H2	HASCO	2006‐HE2
HB06L2	HALO	2006‐2
HB06W1	HSI Asset Securitization Corporation Trust	2006‐WMC1

HB0701	HSI Asset Securitization Corporation Trust	2007‐OPT1
HB07A1	HSI Asset Loan Obligation	2007‐1
HB07A2	HSI Asset Loan Obligation	Series 2007‐2
HB07C1	HSI Asset Securitization Corporation	2007‐NC1
HB07F1	HSI ASSET Securitization Corporation	2007‐WF1
HB07H1	HSI Asset Securitization Corporation Trust	2007‐HE1
HB07H2	HSI Asset Securitization Corporation Trust	2007‐HE2
HB07L1	HSI Asset Loan Obligation	2007‐AR1
HB07L2	HSI Asset Loan Obligation	2007‐AR2
HB07W1	HSI Asset Loan Obligation	2007‐WF1
IM06S1	Impac Secured Assets Corp.	2006‐1
IM06S2	Impac Secured Assets Corp.	2006‐2
IM06S3	Impac Secured Assets Corp.	2006‐3
IM06S4	Impac Secured Assets Corp.	2006‐4
IM06S5	Impac Secured Assets Corp.	2006‐5
IM07S1	Impac Secured Assets Corp.	2007‐1
IM07S2	Impac Secured Assets Corp.	2007‐2
IM07S3	Impac Secured Assets Corp.	2007‐3
IN0601	IndyMac Residential Asset Securitization Trust	2006‐A1
IN0602	IndyMac Residential Asset Securitization Trust	2006‐A2
IN0603	IndyMac Residential Asset Securitization Trust	2006‐A3CB
IN0605	IndyMac Residential Asset Securitization Trust	2006‐A5CB
IN0606	IndyMac Residential Asset Securitization Trust	2006‐A6
IN0607	IndyMac Residential Asset Securitization Trust	2006‐A7CB
IN0608	IndyMac Residential Asset Securitization Trust	2006‐A8
IN0609	IndyMac Residential Asset Securitization Trust	2006‐A9CB
IN060A	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐A
IN0610	IndyMac Residential Asset Securitization Trust	2006‐A10
IN0611	IndyMac Residential Asset Securitization Trust	2006‐A11
IN0612	IndyMac Residential Asset Securitization Trust	2006‐A12
IN0613	IndyMac Residential Asset Securitization Trust	2006‐A13
IN0614	IndyMac Residential Asset Securitization Trust	2006‐A14CB
IN0615	IndyMac Residential Asset Securitization Trust	2006‐A15
IN0616	IndyMac Residential Asset Securitization Trust	2006‐A16
IN06A2	IndyMac INDX Mortgage Loan Trust	2006‐AR2
IN06A3	IndyMac INDX Mortgage Loan Trust	2006‐AR3
IN06A4	IndyMac INDX Mortgage Loan Trust	2006‐AR4
IN06A5	IndyMac INDX Mortgage Loan Trust	2006‐AR5
IN06A6	IndyMac INDX Mortgage Loan Trust	2006‐AR6
IN06A7	IndyMac INDX Mortgage Loan Trust	2006‐AR7
IN06A8	IndyMac INDX Mortgage Loan Trust	2006‐AR8
IN06A9	IndyMac INDX Mortgage Loan Trust	2006‐AR9
IN06AB	IndyMac INDX Mortgage Loan Trust	2006‐AR11
IN06AC	IndyMac INDX Mortgage Loan Trust	2006‐AR12
IN06AD	IndyMac INDX Mortgage Loan Trust	2006‐AR13
IN06AE	IndyMac INDX Mortgage Loan Trust	2006‐AR14
IN06AF	IndyMac INDX Mortgage Loan Trust	2006‐AR15
IN06AJ	IndyMac INDX Mortgage Loan Trust	2006‐AR19
IN06AL	IndyMac INDX Mortgage Loan Trust	2006‐AR21
IN06AN	IndyMac INDX Mortgage Loan Trust	2006‐AR23
IN06AP	IndyMac INDX Mortgage Loan Trust	2006‐AR25
IN06AR	IndyMac INDX Mortgage Loan Trust	2006‐AR27

IN06AT	IndyMac INDX Mortgage Loan Trust	2006‐AR29
IN06AV	IndyMac INDX Mortgage Loan Trust	2006‐AR31
IN06AX	IndyMac INDX Mortgage Loan Trust	2006‐AR33
IN06AZ	IndyMac INDX Mortgage Loan Trust	2006‐AR35
IN06B1	IndyMac INDB Mortgage Loan Trust	2006‐1
IN06D1	IndyMac INDA Mortgage Loan Trust	2006‐AR1
IN06D2	IndyMac INDA Mortgage Loan Trust	2006‐AR2
IN06D3	IndyMac INDA Mortgage Loan Trust	2006‐AR3
IN06F1	IndyMac INDX Mortgage Loan Trust	2006‐FLX1
IN06G1	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐1
IN06G2	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐2B
IN06G3	IndyMac INDS Home Equity Mortgage Loan Trust	2006‐3
IN06H1	IndyMac Home Equity Loan Trust	2006‐H1
IN06H2	IndyMac Home Equity Loan Trust	2006‐H2
IN06H3	IndyMac Home Equity Loan Trust	2006‐H3
IN06H4	IndyMac Home Equity Loan Trust	2006‐H4
IN06L1	IndyMac Residential Mortgage‐Backed Trust	2006‐L1
IN06L2	IndyMac Residential Mortgage‐Backed Trust	2006‐L2
IN06L3	IndyMac Residential Mortgage‐Backed Trust	2006‐L3
IN06L4	IndyMac Residential Mortgage‐Backed Trust	2006‐L4
IN06P4	IndyMac Residential Asset Securitization Trust	2006‐A4
IN06R1	IndyMac Residential Asset Securitization Trust	2006‐R1
IN06R2	IndyMac INDX Mortgage Loan Trust	2006‐R1
IN06S1	IndyMac INABS	2006‐A
IN06S2	IndyMac INABS	2006‐B
IN06S3	IndyMac INABS	2006‐C
IN06S4	IndyMac INABS	2006‐D
IN06S5	IndyMac INABS	2006‐E
IN06Z1	IndyMac INDX Mortgage Loan Trust	2006‐AR37
IN06Z2	IndyMac INDX Mortgage Loan Trust	2006‐AR39
IN06Z3	IndyMac INDX Mortgage Loan Trust	2006‐AR41
IN0701	IndyMac Residential Asset Securitization Trust	2007‐A1
IN0702	IndyMac Residential Asset Securitization Trust	2007‐A2
IN0703	IndyMac Residential Asset Securitization Trust	2007‐A3
IN0705	IndyMac Residential Asset Securitization Trust	2007‐A5
IN0706	IndyMac Residential Asset Securitization Trust	2007‐A6
IN0707	IndyMac Residential Asset Securitization Trust	2007‐A7
IN0708	IndyMac Residential Asset Securitization Trust	2007‐A8
IN0709	IndyMac Residential Asset Securitization Trust	2007‐A9
IN07A1	IndyMac INDX Mortgage Loan Trust	2007‐AR1
IN07A5	IndyMac INDX Mortgage Loan Trust	2007‐AR5
IN07A7	IndyMac INDX Mortgage Loan Trust	2007‐AR7
IN07A9	IndyMac INDX Mortgage Loan Trust	2007‐AR9
IN07AB	IndyMac INDX Mortgage Loan Trust	2007‐AR11
IN07AD	IndyMac INDX Mortgage Loan Trust	2007‐AR13
IN07AF	IndyMac INDX Mortgage Loan Trust	2007‐AR15
IN07AH	IndyMac INDX Mortgage Loan Trust	2007‐AR17
IN07AJ	IndyMac INDX Mortgage Loan Trust	2007‐AR19
IN07AL	IndyMac INDX Mortgage Loan Trust	2007‐AR21IP
IN07C1	IndyMac IMSC Mortgage Loan Trust	2007‐AR1
IN07D1	IndyMac INDA Mortgage Loan Trust	2007‐AR1
IN07D2	IndyMac INDA Mortgage Loan Trust	2007‐AR2

IN07D3	IndyMac INDA Mortgage Loan Trust	2007‐AR3
IN07D4	IndyMac INDA Mortgage Loan Trust	2007‐AR4
IN07D5	IndyMac INDA Mortgage Loan Trust	2007‐AR5
IN07D6	IndyMac INDA Mortgage Loan Trust	2007‐AR6
IN07D7	IndyMac INDA Mortgage Loan Trust	2007‐AR7
IN07D8	IndyMac INDA Mortgage Loan Trust	2007‐AR8
IN07D9	IndyMac INDA Mortgage Loan Trust	2007‐AR9
IN07F1	IndyMac INDX Mortgage Loan Trust	2007‐FLX1
IN07F2	IndyMac INDX Mortgage Loan Trust	2007‐FLX2
IN07F3	IndyMac INDX Mortgage Loan Trust	2007‐FLX3
IN07F4	IndyMac INDX Mortgage Loan Trust	2007‐FLX4
IN07F5	IndyMac INDX Mortgage Loan Trust	2007‐FLX5
IN07F6	IndyMac INDX Mortgage Loan Trust	2007‐FLX6
IN07J1	IndyMac IMJA Mortgage Loan Trust	2007‐A1
IN07J2	IndyMac IMJA Mortgage Loan Trust	2007‐A2
IN07J3	IndyMac IMJA Mortgage Loan Trust	2007‐A3
IN07J4	IndyMac IMJA Mortgage Loan Trust	2007‐A4
IN07L1	IndyMac Residential Mortgage‐Backed Trust	2007‐L1
IN07M1	IndyMac IMSC Mortgage Loan Trust	2007‐F1
IN07M2	IndyMac IMSC Mortgage Loan Trust	2007‐F2
IN07M3	IndyMac IMSC Mortgage Loan Trust	2007‐AR2
IN07M4	IndyMac IMSC Mortgage Loan Trust	2007‐F3
IN07MH	IndyMac IMSC Mortgage Loan Trust	2007‐HOA‐1
IN07R1	IndyMac Residential Asset Securitization Trust	2007‐R1
IN07S1	IndyMac INABS	2007‐A
IN07S2	IndyMac INABS	2007‐B
IX0601	IXIS Real Estate Capital Trust	Series 2006‐HE1
IX0602	IXIS Real Estate Capital Trust	2006‐HE2
IX0603	IXIS Real Estate Capital Trust	Series 2006‐HE3
IX0701	IXIS Real Estate Capital Trust	Series 2007‐HE1
IX0702	IXIS Real Estate Capital Trust	2007‐HE2
JP07C1	J.P. Morgan Mortgage Acquisition Trust	2007‐CH1
JP07C2	J.P. Morgan Mortgage Acquisition Trust	2007‐CH2
JP07C3	J.P. Morgan Mortgage Acquisition Trust	2007‐CH3
JP07C4	J.P. Morgan Mortgage Acquisition Trust	2007‐CH4
JP07C5	J.P. Morgan Mortgage Acquisition Trust	2007‐CH5
JP07H1	J.P. Morgan Mortgage Acquisition Trust	2007‐HE1
JP1317	JPMBB Commercial Mortgage Securities Trust	2013‐C17
JP1420	JP Morgan Chase Commercial Mortgage Securities Trust	2014‐C20
LB0601	Long Beach Mortgage Loan Trust	2006‐1
LB0602	Long Beach Mortgage Loan Trust	2006‐2
LB0603	Long Beach Mortgage Loan Trust	2006‐3
LB0604	Long Beach Mortgage Loan Trust	2006‐4
LB0605	Long Beach Mortgage Loan Trust	2006‐5
LB0606	Long Beach Mortgage Loan Trust	2006‐6
LB0607	Long Beach Mortgage Loan Trust	2006‐7
LB0608	Long Beach Mortgage Loan Trust	2006‐8
LB0609	Long Beach Mortgage Loan Trust	2006‐9
LB060A	Long Beach Mortgage Loan Trust	2006‐A
LB0610	Long Beach Mortgage Loan Trust	2006‐10
LB0611	Long Beach Mortgage Loan Trust	2006‐11
LB06W1	Long Beach Mortgage Loan Trust	2006‐WL1

LB06W2	Long Beach Mortgage Loan Trust	2006‐WL2
LB06W3	Long Beach Mortgage Loan Trust	2006‐WL3
ML07M1	Merrill Lynch Mortgage Investors Trust	2007‐MLN1
MS06C1	Morgan Stanley ABS Capital I Inc.	2006‐NC1
MS06C2	Morgan Stanley ABS Capital I Inc.	2006‐NC2
MS06C3	Morgan Stanley ABS Capital I Inc.	2006‐NC3
MS06C4	Morgan Stanley ABS Capital I Inc.	2006‐NC4
MS06C5	Morgan Stanley ABS Capital I Inc.	2006‐NC5
MS06H2	Morgan Stanley Capital I Inc.	2006‐HE2
MS06H3	Morgan Stanley ABS Capital I Inc.	2006‐HE3
MS06H4	Morgan Stanley ABS Capital I Inc.	2006‐HE4
MS06H5	Morgan Stanley ABS Capital I Inc.	2006‐HE5
MS06H6	Morgan Stanley ABS Capital I Inc.	2006‐HE6
MS06H7	Morgan Stanley ABS Capital I Inc.	2006‐HE7
MS06H8	Morgan Stanley ABS Capital I Inc.	2006‐HE8
MS06I1	Morgan Stanley IXIS Real Estate Capital	2006‐1
MS06I2	Morgan Stanley IXIS Real Estate Capital	2006‐2
MS06R2	IndyMac Residential Asset Securitization Trust	2006‐R2
MS06W2	Morgan Stanley ABS Capital I Inc.	2006‐WMC2
MS06X2	Morgan Stanley Home Equity Loan Trust	2006‐2
MS06X3	Morgan Stanley Home Equity Loan Trust	2006‐3
MS07B1	Morgan Stanley Structured Trust	2007‐1
MS07C1	Morgan Stanley ABS Capital I Inc.	2007‐NC1
MS07C2	Morgan Stanley ABS Capital I Inc.	2007‐NC2
MS07C3	Morgan Stanley ABS Capital I Inc.	2007‐NC3
MS07C4	Morgan Stanley ABS Capital I Inc.	2007‐NC4
MS07H1	Morgan Stanley ABS Capital I Inc.	2007‐HE1
MS07H2	Morgan Stanley ABS Capital I Inc.	2007‐HE2
MS07H3	Morgan Stanley ABS Capital I Inc.	2007‐HE3
MS07H5	Morgan Stanley ABS Capital I Inc.	2007‐HE5
MS07H6	Morgan Stanley ABS Capital I Inc.	2007‐HE6
MS07H7	Morgan Stanley ABS Capital I Inc.	2007‐HE7
MS07X1	Morgan Stanley Home Equity Loan Trust	2007‐1
MS07X2	Morgan Stanley Home Equity Loan Trust	2007‐2
MS1311	Morgan Stanley Bank of America Merrill Lynch Trust	2013‐C11
MS1415	MSBAM 2014‐C15	2014‐C15
NC0601	New Century Home Equity Loan Trust	2006‐1
NC0602	New Century Home Equity Loan Trust	2006‐2
NC06A1	New Century Alternative Mortgage Loan Trust	2006‐ALT1
NC06S1	New Century Home Equity Loan Trust	2006‐S1
NS0604	Novastar Mortgage Funding Trust	2006‐4
NS0605	Novastar Mortgage Funding Trust	2006‐5
NS0606	Novastar Mortgage Funding Trust	2006‐6
NS0701	Novastar Mortgage Funding Trust	2007‐1
NS0702	Novastar Mortgage Funding Trust	2007‐2
PO0701	Popular ABS Mortgage Pass‐Through Trust	2007‐A
RB13GS	RBS Commerical Funding Inc.	2013‐GSP Trust
RF06A1	Residential Accredit Loans, Inc.	2006‐QA1
RF06A3	Residential Accredit Loans, Inc.	2006‐QA3
RF06A4	Residential Accredit Loans, Inc.	2006‐QA4
RF06A5	Residential Accredit Loans, Inc.	2006‐QA5
RF06A6	Residential Accredit Loans, Inc.	2006‐QA6

RF06A7	Residential Accredit Loans, Inc.	2006‐QA7
RF06A8	Residential Accredit Loans, Inc.	2006‐QA8
RF06A9	Residential Accredit Loans, Inc.	2006‐QA9
RF06AA	Residential Accredit Loans, Inc.	2006‐QA10
RF06AB	Residential Accredit Loans, Inc.	2006‐QA11
RF06H1	Residential Accredit Loans, Inc.	2006‐QH1
RF06O1	Residential Accredit Loans, Inc.	2006‐QO1
RF06O3	Residential Accredit Loans, Inc.	2006‐QO3
RF06O4	Residential Accredit Loans, Inc.	2006‐QO4
RF06O5	Residential Accredit Loans, Inc.	2006‐QO5
RF06O6	Residential Accredit Loans, Inc.	2006‐QO6
RF06O7	Residential Accredit Loans, Inc.	2006‐QO7
RF06O8	Residential Accredit Loans, Inc.	2006‐QO8
RF06O9	Residential Accredit Loans, Inc.	2006‐QO9
RF06OA	Residential Accredit Loans, Inc.	2006‐QO10
RF06Q1	Residential Accredit Loans, Inc.	2006‐QS1
RF06Q3	Residential Accredit Loans, Inc.	2006‐QS3
RF06Q4	Residential Accredit Loans, Inc.	2006‐QS4
RF06Q5	Residential Accredit Loans, Inc.	2006‐QS5
RF06Q6	Residential Accredit Loans, Inc.	2006‐QS6
RF06Q7	Residential Accredit Loans, Inc.	2006‐QS7
RF06Q8	Residential Accredit Loans, Inc.	2006‐QS8
RF06Q9	Residential Accredit Loans, Inc.	2006‐QS9
RF06QA	Residential Accredit Loans, Inc.	2006‐QS10
RF06QB	Residential Accredit Loans, Inc.	2006‐QS11
RF06QC	Residential Accredit Loans, Inc.	2006‐QS12
RF06QD	Residential Accredit Loans, Inc.	2006‐QS13
RF06QE	Residential Accredit Loans, Inc.	2006‐QS14
RF06QF	Residential Accredit Loans, Inc.	2006‐QS15
RF06QG	Residential Accredit Loans, Inc.	2006‐QS16
RF06QH	Residential Accredit Loans, Inc.	2006‐QS17
RF06QI	Residential Accredit Loans, Inc.	2006‐QS18
RF07A1	Residential Accredit Loans, Inc.	2007‐QA1
RF07A2	Residential Accredit Loans, Inc.	2007‐QA2
RF07A3	Residential Accredit Loans, Inc.	2007‐QA3
RF07A4	Residential Accredit Loans, Inc.	2007‐QA4
RF07A5	Residential Accredit Loans, Inc.	2007‐QA5
RF07H1	Residential Accredit Loans, Inc.	2007‐QH1
RF07H2	Residential Accredit Loans, Inc.	2007‐QH2
RF07H3	Residential Accredit Loans, Inc.	2007‐QH3
RF07H4	Residential Accredit Loans, Inc.	2007‐QH4
RF07H5	Residential Accredit Loans, Inc.	2007‐QH5
RF07H6	Residential Accredit Loans, Inc.	2007‐QH6
RF07H7	Residential Accredit Loans, Inc.	2007‐QH7
RF07H8	Residential Accredit Loans, Inc.	2007‐QH8
RF07H9	Residential Accredit Loans, Inc.	2007‐QH9
RF07O1	Residential Accredit Loans, Inc.	2007‐QO1
RF07O2	Residential Accredit Loans, Inc.	2007‐QO2
RF07O3	Residential Accredit Loans, Inc.	2007‐QO3
RF07O4	Residential Accredit Loans, Inc.	2007‐QO4
RF07O5	Residential Accredit Loans, Inc.	2007‐QO5
RF07Q1	Residential Accredit Loans, Inc.	2007‐QS1

RF07Q2	Residential Accredit Loans, Inc.	2007‐QS2
RF07Q3	Residential Accredit Loans, Inc.	2007‐QS3
RF07Q4	Residential Accredit Loans, Inc.	2007‐QS4
RF07Q5	Residential Accredit Loans, Inc.	2007‐QS5
RF07Q6	Residential Accredit Loans, Inc.	2007‐QS6
RF07Q7	Residential Accredit Loans, Inc.	2007‐QS7
RF07Q8	Residential Accredit Loans, Inc.	2007‐QS8
RF07Q9	Residential Accredit Loans, Inc.	2007‐QS9
RF07QA	Residential Accredit Loans, Inc.	2007‐QS10
RF07QB	Residential Accredit Loans, Inc.	2007‐QS11
RF07S4	Residential Funding Mortgage Securities I, Inc.	2007‐S4
RF07S5	Residential Funding Mortgage Securities I, Inc.	2007‐S5
RF08R1	Residential Accredit Loans, Inc.	2008‐QR1
SX0601	Saxon Asset Securities Trust	2006‐1
SX0602	Saxon Asset Securities Trust	2006‐2
SX0603	Saxon Asset Securities Trust	2006‐3
SX0701	Saxon Asset Securities Trust	2007‐1
SX0702	Saxon Asset Securities Trust	2007‐2
SX0703	Saxon Asset Securities Trust	2007‐3
UB11C1	UBS‐Citigroup Commercial Mortgage Trust	2011‐C1
UB12C1	UBS Commercial Mortgage Trust	2012‐C1
UB12C3	UBS‐Barclays Commercial Mortgage Trust	2012‐C3
UB13C5	UBS‐Barclays Commercial Mortgage Trust	2013‐C5
WA06A1	WaMu Asset Acceptance Corp.	2006‐AR1
WA06A3	WaMu Asset Acceptance Corp.	2006‐AR3
WA06A4	Washington Mutual Mortgage Securities Corp.	2006‐AR4
WA06A5	WaMu Asset Acceptance Corp.	2006‐AR5
WA07H1	WaMu	2007‐HE1
WF11C5	WF RBS Commercial Mortgage Trust	2011‐C5
WF12C6	WF RBS Commercial Mortgage Trust	2012‐C6
WF12C7	WF RBS Commercial Mortgage Trust	2012‐C7
WF12C8	WF RBS Commercial Mortgage Trust	2012‐C8
WF1318	WFRBS Commercial Mortgage Trust	2013‐C18
WF13U1	WFRBS Commercial Mortgage Trust	2013‐UBS1
WF1414	RBS Commercial Funding Inc.	2014‐LC14
WF1419	RBS Commercial Funding Inc.	2014‐C19

 Asset‐Backed Transactions and Securities Constituting the Platform ‐ ABS Deals
Deal ID	Deal Name and Series
GM16CT01	CAPITAL AUTO RECEIVABLES ASSET TRUST 2016‐1
BW181T	Bank of the West Auto Trust 2018‐1
GM16CT02	CAPITAL AUTO RECEIVABLES ASSET TRUST 2016‐2
GM1703	Ally Auto Receivables Trust 2017‐3
GM1802	ALLY AUTO RECEIVABLES TRUST 2018‐2
GM1803	ALLY AUTO RECEIVABLES TRUST 2018‐3
MAEB15B	SMB Private Education Loan Trust 2015‐B
MAEB16B	SMB Private Education Loan Trust 2016‐B
MAEB17A	SMB Private Education Loan Trust 2017‐A
MAEB18A	SMB PRIVATE EDUCATION LOAN TRUST 2018‐A
MAEB18B	SMB Private Education Loan Trust 2018‐B
MAEB18C	SMB Private Education Loan Trust 2018‐C

MAEN142	Navient Student Loan Trust 2014‐2
MAEN143	Navient Student Loan Trust 2014‐3
MAEN145	Navient Student Loan Trust 2014‐5
MAEN146	Navient Student Loan Trust 2014‐6
MAEN147	Navient Student Loan Trust 2014‐7
MAEN148	Navient Student Loan Trust 2014‐8
MAEN16A	Navient Private Education Loan Trust 2016‐A
MAEN18B	NAVIENT PRIVATE EDUCATION LOAN TRUST 2018‐B
SYNMN181	Synchrony Credit Card Master Note Trust Series 2018‐1
SYNMN182	Synchrony Credit Card Master Note Trust Series 2018‐2
SYNMNT162	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2016‐2
SYNSFT15A	Synchrony Sales Finance Master Trust 2015‐A
SYNSFT16B	Synchrony Sales Finance Master Trust 2016‐B
TAOT16A	Toyota Auto Receivables 2016‐A Owner Trust
TAOT16C	Toyota Auto Receivables 2016‐C Owner Trust
VALET182	Volkswagen Auto Loan Enhanced Trust 2018‐2
CNH16B	CNH Equipment Trust 2016‐B
SYNMNT154	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2015‐4
BW171T	Bank of the West Auto Trust 2017‐1
BW191T	Bank of the West Auto Trust 2019‐1
CCC7A3	Citibank Credit Card Issuance Trust 2007‐A3
CCC7A4	Citibank Credit Card Issuance Trust 2007‐A4
CCIT13A9	Citibank Credit Card Issuance Trust 2013‐A9
CCIT16A2	Citibank Credit Card Issuance Trust 2016‐A2
CCIT16A3	Citibank Credit Card Issuance Trust 2016‐A3
CCIT17A3	Citibank Credit Card Issuance Trust 2017‐A3
CCIT17A4	Citibank Credit Card Issuance Trust 2017‐A4
CCIT17A5	Citibank Credit Card Issuance Trust 2017‐A5
CCIT17A6	Citibank Credit Card Issuance Trust 2017‐A6
CCIT17A7	Citibank Credit Card Issuance Trust 2017 A7
CCIT17A8	Citibank Credit Card Issuance Trust 2017 A8
CCIT18A1	Citibank Credit Card Issuance Trust 2018 A1
CCIT18A2	Citibank Credit Card Issuance Trust 2018 A2
CCIT18A3	Citibank Credit Card Trust Issuance Trust 2018 A3
CCIT18A4	Citibank Credit Card Trust Issuance Trust 2018 A4
CCIT18A5	Citibank Credit Card Trust Issuance Trust 2018 A5
CCIT18A6	Citibank Credit Card Issuance Trust 2018 A6
CCIT18A7	Citibank Credit Card Trust Issuance Trust 2018 A7
CCIT18B1	Citibank Credit Card Trust Issuance Trust 2018 B1
CCIT18B2	Citibank Credit Card Trust Issuance Trust 2018 B2
CCIT18C1	Citibank Credit Card Trust Issuance Trust 2018 C1
CCIT18C2	Citibank Credit Card Trust Insuance Trust 2018 C2
CCIT19B1	Citibank Credit Card Trust Issuance Trust 2019 B1
CCIT19C1	Citibank Credit Card Trust Issuance Trust 2019 C1
CCIT20B1	Citibank Credit Card Issuance Trust 2020‐B1
CCIT20B2	Citibank Credit Card Issuance Trust 2020‐B2
CCIT20C1	Citibank Credit Card Issuance Trust 2020‐C1
CCIT20C2	Citibank Credit Card Issuance Trust 2020‐C2
CCIT4A1	Citibank Credit Card Issuance Trust 2014‐A1
CCIT4A5	Citibank Credit Card Issuance Trust 2014‐A5
CFS07A	Chase Education Loan Trust 2007‐A
CLC061	College Loan Corporation Trust I Series 2006‐1

CLC071	College Loan Corp Trust II Series 2007‐1
CLC072	COLLEGE LOAN TRUST I 2007‐2
CNH17B	CNH Equipment Trust 2017‐B
CPE081	CenterPoint Transition Bonds Co III, LLC Series 2008‐1
CPERB9	CenterPoint Energy Restoration Bond Company, LLC
CTBCIV	CenterPoint Energy Transition Bond Company IV, LLC
DRIVE15D	Drive Auto Receivables Trust 2015‐D
GEF152	WELLS FARGO Dealer Floorplan Master Note Trust Series 2015‐2
GEF201	Wells Fargo Dealer Floorplan Master Note Trust Series 2020‐VFN‐1
GEMN143	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014‐VFN3
GEMN144	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014‐VFN4
GEMN145	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2014‐VFN5
GES12A	Synchrony Sales Finance Master Trust 2012‐A
GES12B	Synchrony Sales Finance Master Trust 2012‐B
GES12C	Synchrony Sales Finance Master Trust 2012‐C
GES12D	Synchrony Sales Finance Master Trust 2012‐D
GESFM14C	Synchrony Sales Finance Master Trust 2014‐C
GM15CT04	Capital Auto Receivables Asset Trust 2015‐4
GM1603	Ally Auto Receivables Trust 2016‐3
GM16CT03	CAPITAL AUTO RECEIVABLES ASSET TRUST 2016‐3
GM1701	Ally Auto Receivables Trust 2017‐1
GM1702	Ally Auto Receivables Trust 2017‐2
GM1704	Ally Auto Receivables Trust 2017‐4
GM1705	Ally Auto Receivables Trust 2017‐5
GM17CT01	CAPITAL AUTO RECEIVABLES ASSET TRUST 2017‐1
GM1801	ALLY AUTO RECEIVABLES TRUST 2018‐1
GM18CT01	CAPITAL AUTO RECEIVABLES ASSET TRUST 2018‐1
GM18CT02	CAPITAL AUTO RECEIVABLES ASSET TRUST 2018‐2
GM1901	ALLY AUTO RECEIVABLES TRUST 2019‐1
GM1902	ALLY AUTO RECEIVABLES TRUST 2019‐2
GM1903	ALLY AUTO RECEIVABLES TRUST 2019‐3
GM1904	ALLY AUTO RECEIVABLES TRUST 2019‐4
GMI110	Juniper Receivables 2019‐1 DAC
GMI110191	Juniper Receivables 2019‐1 DAC
GMI110192	Juniper Receivables 2019‐2 DAC
GMI110201	Juniper Receivables 2020‐1 DAC
KSL06A	Keycorp Student Loan Trust 2006‐A
MAE041	SLM Student Loan Trust 2004‐1
MAE061	SLM Student Loan Trust 2006‐1
MAE062	SLM Student Loan Trust 2006‐2
MAE063	SLM Student Loan Trust 2006‐3
MAE064	SLM Student Loan Trust 2006‐4
MAE065	SLM Student Loan Trust 2006‐5
MAE066	SLM Student Loan Trust 2006‐6
MAE067	SLM Student Loan Trust 2006‐7
MAE068	SLM Student Loan Trust 2006‐8
MAE069	SLM Student Loan Trust 2006‐9
MAE071	SLM Student Loan Trust 2007‐1
MAE072	SLM Student Loan Trust 2007‐2
MAE073	SLM Student Loan Trust 2007‐3
MAE074	SLM Student Loan Trust 2007‐4
MAE075	SLM Student Loan Trust 2007‐5

MAE076	SLM Student Loan Trust 2007‐6
MAE077	SLM Student Loan Trust 2007‐7
MAE078	SLM Student Loan Trust 2007‐8
MAE081	SLM Student Loan Trust 2008‐1
MAE082	SLM Student Loan Trust 2008‐2
MAE083	SLM Student Loan Trust 2008‐3
MAE084	SLM Student Loan Trust 2008‐4
MAE085	SLM Student Loan Trust 2008‐5
MAE086	SLM Student Loan Trust 2008‐6
MAE087	SLM Student Loan Trust 2008‐7
MAE088	SLM Student Loan Trust 2008‐8
MAE089	SLM Student Loan Trust 2008‐9
MAE101	SLM Student Loan Trust 2010‐1
MAE102	SLM Student Loan Trust 2010‐2
MAE111	SLM Student Loan Trust 2011‐1
MAE112	SLM Student Loan Trust 2011‐2
MAE113	SLM Student Loan Trust 2011‐3
MAE121	SLM Student Loan Trust 2012‐1
MAE122	SLM Student Loan Trust 2012‐2
MAE123	SLM Student Loan Trust 2012‐3
MAE124	SLM Student Loan Trust 2012‐4
MAE125	SLM Student Loan Trust 2012‐5
MAE126	SLM Student Loan Trust 2012‐6
MAE127	SLM Student Loan Trust 2012‐7
MAE128	SLM Student Loan Trust 2012‐8
MAE131	SLM Student Loan Trust 2013‐1
MAE132	SLM Student Loan Trust 2013‐2
MAE133	SLM Student Loan Trust 2013‐3
MAE134	SLM Student Loan Trust 2013‐4
MAE135	SLM Student Loan Trust 2013‐5
MAE136	SLM Student Loan Trust 2013‐6
MAE142	SLM Student Loan Trust 2014‐2
MAE610	SLM Student Loan Trust 2006‐10
MAE901	SLM Student Loan Trust 2009‐1
MAE902	SLM Student Loan Trust 2009‐2
MAEB14A	SMB Private Education Loan Trust 2014‐A
MAEB15A	SMB Private Education Loan Trust 2015‐A
MAEB15C	SMB Private Education Loan Trust 2015‐C
MAEB16A	SMB Private Education Loan Trust 2016‐A
MAEB16C	SMB Private Education Loan Trust 2016‐C
MAEB17B	SMB PRIVATE EDUCATION LOAN 2017‐B
MAEB19A	SMB PRIVATE EDUCATION LOAN TRUST 2019‐A
MAEB19B	SMB PRIVATE EDUCATION LOAN TRUST 2019‐B
MAEN141	Navient Student Loan Trust 2014‐1
MAEN144	Navient Student Loan Trust 2014‐4
MAEN18D	Navient Student Loan Private Trust 2018‐D
MAEN19C	NAVIENT PRIVATE EDUCATION REFI LOAN TRUST 2019‐C
MAEN19D	NAVIENT PRIVATE EDUCATION LOAN TRUST 2019‐D
MAEN19E	Navient Private Education Refi Loan Trust 2019‐E
MAEN19F	NAVIENT PRIVATE EDUCATION REFI LOAN TRUST 2019‐F
MAEN19PTA	NAVIENT PRIVATE ED LOAN TRUST 2019‐PT‐A
MCITICCIT200	Citibank Credit Card Issuance Trust

SLC061	SLC Student Loan Trust 2006‐1
SLC062	SLC Student Loan Trust 2006‐2
SLC071	SLC Student Loan Trust 2007‐1
SLC072	SLC Student Loan Trust 2007‐2
SLC081	SLC Student Loan Trust 2008‐1
SLC082	SLC Student Loan Trust 2008‐2
SLC091	SLC Student Loan Trust 2009‐1
SLC092	SLC Student Loan Trust 2009‐2
SLC093	SLC Student Loan Trust 2009‐3
SLC101	SLC Student Loan Trust 2010‐1
SYNMN19VF1	Synchrony Credit Card Master Note Trust Series Series 219‐VFN1
SYNMN20VF1	Synchrony Credit Card Master Note Trust Series 2020‐VFN1
SYNMNT151	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2015‐1
SYNMNT171	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2017‐1
SYNMNT172	SYNCHRONY CREDIT CARD MASTER NOTE TRUST 2017‐2
SYNSFT15B	Synchrony Sales Finance Master Trust 2015‐B
SYNSFT20A	SYNCHRONY SALES FINANCE MASTER TRUST 2020‐A
TAOT16B	Toyota Auto Receivables 2016‐B Owner Trust
VALET201	Volkswagen Auto Loan Enhanced Trust 2020‐1

Asset‐Backed Transactions and Securities Constituting the Platform ‐ Document Custody Only Deals
Deal ID	Deal Name and Series
AH066C	Citi/ Wells Fargo American Home Mortgage Assets 2006‐4
BC061C	Wells Fargo/ SABR 2006‐NC2
BC062C	Wells Fargo/ SABR 2006‐NC3
BC081C	BCAP 2008‐IND1
BC083C	BCAP 2008‐IND2
CA061C	Carrington 2006‐NC1
CA062C	Wells Fargo/ Carrington Mortgage Loan Trust 2006‐NC2
CA063C	Wells Fargo/ Carrington Mortgage Loan Trust 2006‐NC3
CA064C	Wells Fargo/ Carrington Mortgage Loan Trust 2006‐NC4
DB061C	ACE 2006‐NC1
DB061Z	DBALT 2006‐AR6 Wells Fargo/ Deutsche Bank custody
DB062C	ACE 2006 ASAP1 HSBC/WELLS FARGO/DB
DB062Z	DBALT 2006‐OA1 Wells Fargo/ Deutsche Bank custody
DB063C	ACE 2006‐SL1
DB064C	DBALT 2006‐AB1/WELLS FARGO/DB
DB065C	DBALT 2006‐AR1 HSBC/ Wells Fargo/Deutsche Bank
DB066C	DB ACE 2006‐HE1
DB067C	Ace 2006‐SD1 HSBC/ Wells Fargo/ Deutsche
DB068C	DB Ace Securities Series 2006‐ASAP2
DB069C	DBALT Series 2006‐AF1
DB06AC	DB Ace Series 2006‐SL2
DB06CC	Ace 2006‐HE2 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06DC	Ace 2006‐ASL1 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06EC	DBALT 2006‐AB2 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06FC	Ace 2006‐ASAP3 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06HC	Ace 2006‐HE3 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06JC	Ace 2006‐SD2 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06LC	DBALT 2006‐AB3 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06MC	DB ALT 2006‐AR2 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06PC	ACE 2006‐SL4 HSBC/ Wells Fargo/ Deutsche Bank custody

DB06QC	ACE 2006‐NC2 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06SC	DBALT 2006‐AB4 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06TC	Ace 2006‐ASAP5 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06UC	DBALT 2006‐AR4 HSBC/ Wells Fargo/ Deutsche Bank custody
DB06WC	DBALT 2006‐AR5 Wells Fargo/ Deutsche Bank custody
DB06XC	Ace 2006‐NC3 Wells Fargo/ Deutsche Bank custody
DB06YC	Ace 2006‐ASAP6 Wells Fargo/ Deutsche Bank custody
DB06ZC	Ace 2006‐SD3 Wells Fargo/ Deutsche Bank custody
DB071C	DBALT 2007‐AR1Wells Fargo/ Deutsche Bank custody
DB073C	Ace 2007‐ASL1Wells Fargo/ Deutsche Bank custody
DB074C	DBALT 2007‐AR2 Wells Fargo/ Deutsche Bank custody
DB075C	DBALT 2007‐BAR1 Wells Fargo/ Deutsche Bank custody
DB077C	ACE 2007‐SL1 Wells Fargo/ Deutsche Bank custody
DB078C	ACE 2007‐HE2 Wells Fargo/ Deutsche Bank custody
DB07AC	ACE 2007‐ASAP1 Wells Fargo/ Deutsche Bank custody
DB07CC	DBALT 2007‐OA2 Wells Fargo/ Deutsche Bank custody
DB07DC	DBALT 2007‐AB1 Wells Fargo/ Deutsche Bank custody
DB07EC	Ace 2007‐HE4 Wells Fargo/ Deutsche Bank custody
DB07FC	DBALT 2007‐AR3 Wells Fargo/ Deutsche Bank custody
DB07GC	ACE 2007‐ASAP2 Wells Fargo/ Deutsche Bank custody
DB07HC	Wells Fargo/ Deutsche Alt‐A Securities 2007‐OA3
DB07JC	Ace 2007‐HE5/ Wells Fargo
DB07LC	DBALT 2007‐OA4/ Wells Fargo
DB07MC	DBALT 2007‐1/ Wells Fargo
DB07NC	DBALT 2007‐OA5/ Wells Fargo
DB07PC	Ace 2007‐SL2/ Wells Fargo
DB07QC	DBALT 2007‐2/ Wells Fargo
DB07TC	DBALT 2007‐3/ Wells Fargo
FB061C	ABSC 2006‐AG1
FB071C	CSMC 2007‐5/Wells Fargo custody
FB072C	CSMC 2007‐NC1 custody
FB073C	CSMC 2007‐6 custody
FB075C	CSMC 2007‐7 custody
GC069C	HarborView Mortgage Loan Trust 2006‐10
GC07AC	HarborView Mortgage Loan Trust 2007‐3
GS061C	US Bank/Wells Fargo GSR 2006‐1F Custody
GS062C	WELLS FARGO/GSR 2006‐AR1 CUSTODY
GS063C	JP Morgan/ US Bank GSAA 2006‐1 Custody
GS066C	GSAA 2006‐3
GS067C	GSR 2006‐2F
GS068C	Wells Fargo/US BankGSR 2006‐3F
GS069C	JP Morgan/ US Bank GSAA 2006‐5
GS06AC	JP Morgan/ US Bank GSAA 2006‐6 custody
GS06BC	Wells Fargo/ US Bank GSR 2006‐AR2 custody
GS06CC	JP Morgan/ US Bank GSR 2006‐4F custody
GS06DC	Wells Fargo/ US Bank GSAMP 2006‐HE3 custody
GS06EC	JP Morgan/ US Bank GSAA 2006‐9 custody
GS06FC	Wells Fargo/ US Bank GSR 2006‐5F custody
GS06GC	Wells Fargo/ GSAMP 2006‐HE4 custody
GS06HC	Wells Fargo/ GSR 2006‐6F custody
GS06JC	Wells Fargo/ GSR 2006‐7F custody
GS06KC	Wells Fargo/ GSAA 2006‐12 custody

GS06LC	Wells Fargo/ GSAMP 2006‐HE5 custody
GS06MC	Wells Fargo/ GSR 2006‐8F custody
GS06OC	Wells Fargo/ GSAA 2006‐14 custody
GS06PC	Goldman Sachs/ US Bank/NCAMLT 2006‐ALT2
GS06QC	GSAMP 2006‐HE7 Goldman Sachs/ LaSalle/ Wells Fargo
GS06RC	GSR 2006‐9F Goldman Sachs/ US Bank/ Wells Fargo
GS06SC	GSAA 2006‐19 Goldman Sachs/ US Bank/ Wells Fargo
GS06TC	GSR 2006‐10F Goldman Sachs/ US Bank/ Wells Fargo
GS06UC	GSAA 2006‐20 Goldman Sachs/ US Bank/ Wells Fargo
GS06VC	GSAMP 2006‐HE8 Goldman Sachs/ LaSalle/ Wells Fargo
GS072C	GSAA 2007‐1 Goldman Sachs/ US Bank/ Wells Fargo
GS073C	GSAMP 2007‐H1 Goldman Sachs/ LaSalle/Wells Fargo custody
GS074C	GSR 2007‐1F Goldman Sachs/ Wells Fargo custody
GS075C	GSAMP 2007‐NC1 Goldman Sachs/ Wells Fargo custody
GS076C	GSAA 2007‐3 Goldman Sachs/ Wells Fargo custody
GS077C	GSAMP 2007‐HE1 Goldman Sachs/ Wells Fargo custody
GS078C	GSR 2007‐2F Goldman Sachs/ Wells Fargo custody
GS07AC	GSAMP 2007‐HE2 Goldman Sachs/ Wells Fargo custody
GS07BC	GSR 2007‐3F Goldman Sachs/ Wells Fargo custody
GS07DC	GSAA 2007‐7/ Wells Fargo
GS07EC	GSR 2007‐4F/ Wells Fargo
GS07FC	GSAA 2007‐8/ Wells Fargo
GS07GC	GSAA 2007‐9/ Wells Fargo
GS07HC	GSAA 2007‐10/ Wells Fargo
GS07KC	GSR 2007‐5F/ Wells Fargo
LH061Z	SASCO 2006‐BC2 custody only
LH062Z	LXS 2006‐13 custody only
LH063C	Lehman SAIL 2006‐1
LH063Z	SAIL 2006‐BNC3 custody only
LH064C	Lehman LXS 2006‐2N
LH064Z	LXS 2006‐14N DB custody only
LH065C	Lehman SARM 2006‐1
LH065Z	Lehman mortgage trust 2006‐5 custody only
LH066Z	Greenpoint 2006‐HE1 DB custody only
LH067C	Lehman SASCO 2006‐BNC1
LH067Z	LXS 2006‐15 DB custody only
LH068C	Lehman SARM 2006‐2
LH068Z	LXS 2006‐16H DB custody only
LH069C	Lehman SAIL 2006‐2
LH069Z	SARM 2006‐9 DB custody only
LH06AC	Lehman SARM 2006‐3
LH06AZ	BNC 2006‐1 DB custody only
LH06BC	Lehman LXS 2006‐5
LH06BZ	LMT 2006‐6 DB custody only
LH06CZ	SASCO 2006‐BC3 DB custody only
LH06DC	SAIL 2006‐BNC2
LH06DZ	LMT 2006‐7 DB custody only
LH06EC	SASCO 2006‐BC1
LH06FC	SASCO 2006‐AM1
LH06FZ	LXS 2006‐17 DB custody only
LH06GC	SARM 2006‐4
LH06GZ	BNC 2006‐10 DB custody only

LH06HC	LXS 2006‐7
LH06IZ	SASCO 2006‐BC4 DB custody only
LH06JZ	LXS 2006‐19 custody only
LH06KC	SAIL 2006‐3 custody only
LH06KZ	LXS 2006‐18N
LH06LC	LXS 2006‐8 custody only
LH06MC	SARM 2006‐5 custody only
LH06MZ	SASCO 2006‐BC5 custody only
LH06NC	SASCO 2006‐NC1 custody only
LH06NZ	LMT 2006‐8 custody only
LH06PC	SAIL 2006‐4 custody only
LH06QC	SASCO 2006‐ARS1 custody only
LH06QZ	SASCO 2006‐BC6 custody only
LH06RC	LXS 2006‐10N custody only
LH06RZ	LMT 2006‐9 custody only
LH06SC	LXS 2006‐9 custody only
LH06SZ	SARM 2006‐12 custody only
LH06UC	SARM 2006‐7 custody only
LH06UZ	LXS 2006‐20 custody only
LH06WC	LMT 2006‐4 custody only
LH06XC	LXS 2006‐11 custody only
LH06YC	LXS 2006‐12N custody only
LH06ZC	SARM 2006‐8 custody only
LH071C	SASCO 2007‐BC1 custody only
LH071Z	LXS 2007‐18N custody only
LH072Z	SARM 2007‐10 custody only
LH073C	LMT 2007‐1 custody only
LH074C	LXS 2007‐2N custody only
LH074Z	SASCO 2007‐BNC1 custody only
LH075C	LXS 2007‐1 custody only
LH075Z	LMT 2007‐10 custody only
LH076C	LMT 2007‐2 custody only
LH076Z	LXS 2007‐20N custody only
LH077C	BNC 2007‐1 custody only
LH077Z	SARM 2007‐11 custody only
LH078C	LXS 2007‐3 custody only
LH079C	LXS 2007‐4 custody only
LH079Z	SASCO 2007‐BC4 custody only
LH07AZ	BNC 2007‐4 custody only
LH07BC	SARM 2007‐3 custody only
LH07CC	LMT 2007‐4
LH07DC	LXS 2007‐5H custody only
LH07FC	BNC 2007‐2 custody only
LH07GC	LXS 2007‐6 custody only
LH07JC	LMT 2007‐5 custody only
LH07KC	SASCO 2007‐BC3 custody only
LH07LC	LXS 2007‐9 custody only
LH07MC	LXS 2007‐8h custody only
LH07NC	SASCO 2007‐OS1 custody only
LH07RC	LXS 2007‐12N custody only
LH07SC	LXS 2007‐11 custody only
LH07TC	BNC 2007‐3 custody only

LH07WC	LMT 2007‐7 custody only
LH07XC	LXS 2007‐15N custody only
LH07ZC	SARM 2007‐8 custody only
MG071C	MHL 2007‐1/Wells custody only
MG072C	MHL 2007‐2/Wells custody only
ML061C	MLMI 2006‐AR1
ML072C	MANA 2007‐A3/Wells Fargo custody only
ML073C	MANA 2007‐AF1/Wells Fargo custody only
MS064C	MSM 2006‐11custody only
SG071C	SG Mortgage Securities Trust 2007‐NC1
SU071C	STICS 2007‐1/Wells Fargo custody only
UB061C	UBS MASTR 2006‐AM1
UB062C	UBS MASTR 2006‐NC1
UB063C	Wells Fargo/ UBS MASTR 2006 HE‐2
UB064C	MABS 2006‐AM2 custody only
UB065C	Wells Fargo/ UBS MASTR 2006‐NC2
UB066C	Wells Fargo/ US Bank UBS MASTR 2006‐AM3 custody only
UB067C	Wells Fargo/ UBS MASTR 2006‐NC3
UB068C	Wells Fargo/ UBS MASTR 2006‐HE5
WA071C	WaMu 2007‐HE2/ Citi custody
WA072C	WaMu 2007‐HE3/ Citi custody
WA073C	WaMu 2007‐HE4/ Citi custody